                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                July 11, 1996
             -------------------------------------------------------
               Date of Report (Date of earliest event reported)



                        Salton/Maxim Housewares, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                   0-19557                 36-3777824
- ----------------------------     ---------------        -------------------
(State or other jurisdiction       (Commission            (IRS Employer
  of incorporation)                 File Number)          Identification No.)




            550 Business Center Drive, Mount Prospect, Illinois  60056
         ----------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



                                 (708) 803-4600
                        -------------------------------
                        (Registrant's telephone number)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On July 11, 1996, Salton/Maxim Housewares, Inc. (the "Registrant") consummated its previously announced transaction with Windmere-Durable Holdings, Inc. ("Windmere") pursuant to that certain Stock Purchase Agreement dated February 27, 1996, as amended (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, the Registrant issued and sold to Windmere (the "Share Issuance") 6,508,572 newly issued shares of common stock of the Registrant ("Common Stock"), which represents 50% of the outstanding shares of Common Stock of the Registrant after giving effect to the Share Issuance. In consideration for the Share Issuance, Windmere paid the Registrant: (i) $3,254,286 in cash, as described below; (ii) a subordinated promissory note in the aggregate principal amount of $10,847,620 (the "Note"), which Note is secured by substantially all of the assets of Windmere and its domestic subsidiaries and guaranteed by such domestic subsidiaries; and (iii) 748,112 shares of Windmere's common stock. The cash portion of the consideration for the Share Issuance was paid by the cancellation by Windmere of the Registrant's obligation to repay a loan in the principal amount of $3,254,286 which Windmere had made to the Registrant in April 1996. The Note is payable five years from the closing date of the Share Issuance and bears interest at 8% per annum payable quarterly. Windmere has informed the Registrant that it expects to fund principal and interest payments required under the Note with cash on hand, borrowings or other sources, or a combination thereof. Windmere was also granted an option to purchase up to 485,000 shares of Common Stock at $4.83 per share, which option is exercisable only if and to the extent that options to purchase shares of Common Stock which are outstanding on February 27, 1996 are exercised.

         Windmere is engaged principally in manufacturing and distributing a wide variety of personal care products and household appliances. Windmere designs and manufactures its products for sale to retail stores, distributors and professional beauty supply customers located primarily in the United States, Canada and Europe, with additional distribution in Latin America and the Far East. Windmere's products are sold largely under its private labels. Windmere also manufactures products on a contract basis for others. Windmere's common stock is traded on the NYSE.

         In connection with the Share Issuance, the Registrant and Windmere also entered into a Stockholder Agreement (the "Stockholder Agreement"). Pursuant to the Stockholder Agreement, Windmere is entitled to designate for election, so long as its ownership does not fall below 15%, that percentage of the Registrant's directors as is proportionate to its stock ownership percentage; provided that the number of directors designated by Windmere will in no event exceed 50% of the total number of directors. The following persons designated by Windmere were elected as directors of the Registrant on July 11, 1996: David M. Friedson, Chairman of the Board, President and Chief Executive Officer of Windmere; Harry D. Schulman, Senior Vice President of Windmere; Laurence S. Chud M.D., Vice President Investment Banking of CP Baker & Company; and James Connolly, President of KQED Books and Video. There is now a total of eight directors serving on the Registrant's Board of Directors.

         The Stockholder Agreement also contains provisions which, subject to specified time periods and exceptions, restrict the disposition by Windmere of shares of Common Stock of the Registrant and restrict purchases by Windmere of additional shares of Common Stock of the Registrant that would increase its percentage ownership interest.

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         The Registrant and Windmere also entered into a Registration Rights
Agreement (the "Registration Agreement"). Subject to the restrictions on disposition of shares contained in the Stockholder Agreement, the Registration Agreement gives Windmere certain demand and piggyback registration rights with respect to its shares of Common Stock of the Registrant. Expenses relating to registrations (other than selling expenses and commissions) will generally be payable by the Registrant.

         The Registrant and Windmere also entered into a Marketing Cooperation Agreement (the "Marketing Cooperation Agreement"). Pursuant to the Marketing Cooperation Agreement, until Windmere's interest in the Registrant is less than 30% for at least ten consecutive days, each of the Registrant and Windmere has agreed to participate in a variety of mutually satisfactory marketing cooperation efforts designed to expand the market penetration of each party through, among other things: (i) the expansion of distribution bases or channels; (ii) the possible use of co-branding or housebrand strategies for certain products; and (iii) the possible coordination of promotional activities. Notwithstanding the foregoing, any transaction or series of related transactions between the Registrant and Windmere arising from or relating to any such marketing cooperation efforts must be approved by a majority of the Registrant's directors not designated by Windmere.

         The foregoing description of the Stock Purchase Agreement and the documents contemplated thereby, including the Note, the Stockholder Agreement, the Registration Agreement and the Marketing Cooperation Agreement, and the transactions contemplated by such documents, does not purport to be complete and is qualified in its entirety by reference to each of such documents, a copy of which is attached hereto as or is incorporated herein by reference. A copy of the Registrant's press release, dated July 11, 1996, relating to the above-described transactions is attached hereto as Exhibit 99.1.

         The Registrant does not consider the Share Issuance to be a "change of control" transaction. However, in light of the significant ownership interest in the Registrant and other rights which Windmere acquired in connection with the Share Issuance, the Registrant is reporting the Share Issuance pursuant to
Item 1 of this Current Report on Form 8-K.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Information pertaining to the consideration received by the Registrant from Windmere for the Share Issuance is incorporated by reference from Item 1 of this Current Report on Form 8-K. The amount of consideration received by the Registrant was determined pursuant to arms-length negotiations with Windmere.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)      Pro forma financial information.

         Pro forma financial information pertaining to the Share Issuance is incorporated by reference to the Registrant's Form 8-K dated February 27, 1996.

(c)      Exhibits.

Exhibit No.               Description
- -----------               -----------
  2.1                     Stock Purchase Agreement, dated as of February 27, 1996, by and between the Registrant and Windmere
                          (incorporated by reference to the Registrant's Form 8-K dated February 27, 1996)

  2.2                     Subordinated Promissory Note dated July 11, 1996 in the principal amount of $10,847,620 issued by
                          Windmere to the Registrant

  2.3                     Stockholder Agreement dated July 11, 1996 between the Registrant and Windmere


  2.4                     Registration Rights Agreement dated July 11, 1996 between the Registrant and Windmere

  2.5                     Marketing Cooperation Agreement dated July 11, 1996 between the Registrant and Windmere

 99.1                     Press Release of the Registrant and Windmere, issued July 11, 1996





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                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SALTON/MAXIM HOUSEWARES, INC.


                                        /s/ WILLIAM B. RUE
                                        ------------------------------
                                        William B. Rue
Dated: July 11, 1996                    Senior Vice President and
                                        Chief Operating Officer





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                                 EXHIBIT INDEX




Exhibit No.                Description
- -----------                -----------
  2.1                      Stock Purchase Agreement, dated as of February 27, 1996, by and between the Registrant and Windmere
                           (incorporated by reference to the Registrant's Form 8-K dated February 27, 1996)

  2.2                      Subordinated Promissory Note dated July 11, 1996 in the principal amount of $10,847,620 issued by
                           Windmere to the Registrant

  2.3                      Stockholder Agreement dated July 11, 1996 between the Registrant and Windmere


  2.4                      Registration Rights Agreement dated July 11, 1996 between the Registrant and Windmere

  2.5                      Marketing Cooperation Agreement dated July 11, 1996 between the Registrant and Windmere

 99.1                      Press Release of the Registrant and Windmere, issued July 11, 1996





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